Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, Millions of Dollars Except Per Share Amounts)

	FOURTH QUARTER		YEAR-TO-DATE
	2021	2020	2021	2020
NET SALES	$4,068.3	$4,002.7	$15,617.2	$13,057.7
COSTS AND EXPENSES
Cost of sales	2,915.8	2,598.4	10,423.0	8,652.3
Gross profit	1,152.5	1,404.3	5,194.2	4,405.4
% of Net Sales	28.3%	35.1%	33.3%	33.7%
Selling, general and administrative	946.8	747.5	3,240.4	2,628.5
% of Net Sales	23.3%	18.7%	20.7%	20.1%
Operating profit	205.7	656.8	1,953.8	1,776.9
% of Net sales	5.1%	16.4%	12.5%	13.6%
Other - net	2.3	62.8	122.1	264.7
(Gain) loss on sales of businesses	(3.0)	13.5	0.6	13.5
Restructuring charges	1.7	10.3	14.5	73.8
Income from operations	204.7	570.2	1,816.6	1,424.9
Interest - net	43.8	50.0	175.6	205.1
EARNINGS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND EQUITY INTEREST	160.9	520.2	1,641.0	1,219.8
Income taxes on continuing operations	(127.6)	68.2	61.4	43.0
NET EARNINGS FROM CONTINUING OPERATIONS BEFORE EQUITY INTEREST	288.5	452.0	1,579.6	1,176.8
Share of net earnings (losses) of equity method investment	3.0	(5.0)	19.0	9.1
NET EARNINGS FROM CONTINUING OPERATIONS	291.5	447.0	1,598.6	1,185.9
Less: Net (losses) earnings attributable to non-controlling interests	—	0.4	(1.7)	0.9
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$291.5	$446.6	$1,600.3	$1,185.0
Less: Preferred stock dividends	—	9.3	14.2	24.1
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS	$291.5	$437.3	$1,586.1	$1,160.9
Add: Contract adjustment payments accretion	0.4	0.2	1.3	1.7
NET EARNINGS FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$291.9	$437.5	$1,587.4	$1,162.6
Earnings from discontinued operations before income taxes	14.2	19.9	70.2	47.2
Income taxes on discontinued operations	(22.5)	(0.8)	(18.7)	(1.6)
NET EARNINGS FROM DISCONTINUED OPERATIONS	$36.7	$20.7	$88.9	$48.8
NET EARNINGS ATTRIBUTABLE TO COMMON SHAREOWNERS - DILUTED	$328.6	$458.2	$1,676.3	$1,211.4
NET EARNINGS ATTRIBUTABLE TO STANLEY BLACK & DECKER, INC.	$328.2	$467.3	$1,689.2	$1,233.8

BASIC EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$1.83	$2.79	$9.99	$7.53
Discontinued operations	$0.23	$0.13	$0.56	$0.32
Total basic earnings per share of common stock	$2.06	$2.92	$10.55	$7.85
DILUTED EARNINGS PER SHARE OF COMMON STOCK
Continuing operations	$1.77	$2.68	$9.62	$7.16
Discontinued operations	$0.22	$0.13	$0.54	$0.30
Total diluted earnings per share of common stock	$1.99	$2.80	$10.16	$7.46
DIVIDENDS PER SHARE OF COMMON STOCK	$0.79	$0.70	$2.98	$2.78
WEIGHTED-AVERAGE SHARES OUTSTANDING (in thousands)
Basic	159,605	156,866	158,760	154,176
Diluted	165,383	163,529	165,024	162,427

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, Millions of Dollars)

	January 1, 2022	January 2, 2021
ASSETS
Cash and cash equivalents	$142.3	$1,241.9
Accounts and notes receivable, net	1,560.8	1,164.5
Inventories, net	5,446.8	2,638.9
Current assets held for sale	765.6	631.6
Other current assets	610.9	359.1
Total current assets	8,526.4	6,036.0
Property, plant and equipment, net	2,347.1	1,973.1
Goodwill and other intangibles, net	13,490.6	11,924.2
Long-term assets held for sale	2,472.5	2,575.1
Other assets	1,361.0	1,057.9
Total assets	$28,197.6	$23,566.3
LIABILITIES AND SHAREOWNERS’ EQUITY
Short-term borrowings	$2,241.1	$1.5
Current maturities of long-term debt	1.3	—
Accounts payable	3,438.9	2,320.0
Accrued expenses	2,681.0	1,835.9
Current liabilities held for sale	398.2	400.9
Total current liabilities	8,760.5	4,558.3
Long-term debt	4,353.6	4,245.4
Long-term liabilities held for sale	130.4	162.9
Other long-term liabilities	3,360.7	3,533.3
Stanley Black & Decker, Inc. shareowners’ equity	11,590.5	11,059.6
Non-controlling interests’ equity	1.9	6.8
Total liabilities and shareowners' equity	$28,197.6	$23,566.3

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
SUMMARY OF CASH FLOW ACTIVITY
(Unaudited, Millions of Dollars)

		FOURTH QUARTER		YEAR-TO-DATE
		2021	2020	2021	2020
	OPERATING ACTIVITIES
	Net earnings from continuing operations	$291.5	$447.0	$1,598.6	$1,185.9
	Net earnings from discontinued operations	36.7	20.7	88.9	48.8
	Depreciation and amortization	146.5	147.0	577.1	578.1
	(Gain) loss on sales of businesses	(3.0)	13.5	0.6	13.5
	Share of net (earnings) losses of equity method investment	(3.0)	5.0	(19.0)	(9.1)
	Changes in working capital[1]	(117.3)	536.5	(1,490.8)	(131.0)
	Other	20.5	252.2	(92.3)	335.9
	Net cash provided by operating activities	371.9	1,421.9	663.1	2,022.1
	INVESTING AND FINANCING ACTIVITIES
	Capital and software expenditures	(196.6)	(138.6)	(519.1)	(348.1)
	Proceeds from sales of assets	1.3	12.5	8.4	19.9
	Proceeds from sales of businesses, net of cash sold	7.2	59.1	5.3	59.1
	Business acquisitions, net of cash acquired	(2,033.0)	(23.8)	(2,043.8)	(1,324.4)
	Purchases of investments	(0.9)	(4.1)	(15.4)	(18.7)
	Net investment hedge settlements	(1.2)	—	(55.1)	41.0
	Payments on long-term debt	(1.5)	(1,154.3)	(1.5)	(1,154.3)
	Proceeds from debt issuance, net of fees	—	739.9	—	2,222.5
	Stock purchase contract fees	(9.9)	(9.9)	(39.4)	(59.8)
	Net short-term borrowings (repayments)	2,073.9	(0.8)	2,224.6	(342.6)
	Premium paid on debt extinguishment	—	(48.7)	—	(48.7)
	Proceeds from issuance of remarketed preferred stock	—	—	—	750.0
	Proceeds from issuances of common stock	23.3	53.2	131.4	147.0
	Purchases of common stock for treasury	(14.2)	(15.0)	(34.3)	(26.2)
	Redemption and conversion of preferred stock	—	—	(750.0)	—
	Craftsman deferred purchase price	—	—	—	(250.0)
	Craftsman contingent consideration	(7.8)	(6.9)	(29.3)	(45.9)
	CAM contingent consideration	—	(94.4)	—	(94.4)
	Termination of forward starting interest rate swaps	(75.3)	—	(75.3)	(20.5)
	Cash dividends on common stock	(127.1)	(110.8)	(474.8)	(431.8)
	Cash dividends on preferred stock	—	(9.4)	(18.9)	(18.8)
	Effect of exchange rate changes on cash	(15.6)	30.7	(61.5)	22.8
	Other	(3.1)	1.6	(17.9)	(16.5)
	Net cash used in investing and financing activities	(380.5)	(719.7)	(1,766.6)	(938.4)
	(Decrease) increase in cash, cash equivalents and restricted cash	(8.6)	702.2	(1,103.5)	1,083.7
	Cash, cash equivalents and restricted cash, beginning of period	303.4	696.1	1,398.3	314.6
	Cash, cash equivalents and restricted cash, end of period	$294.8	$1,398.3	$294.8	$1,398.3

	Free Cash Flow Computation[2]
	Net cash provided by operating activities	$371.9	$1,421.9	$663.1	$2,022.1
	Less: capital and software expenditures	(196.6)	(138.6)	(519.1)	(348.1)
	Free cash flow (before dividends)	$175.3	$1,283.3	$144.0	$1,674.0

	Reconciliation of Cash, Cash Equivalents and Restricted Cash
		January 1, 2022	January 2, 2021
	Cash and cash equivalents	$142.3	$1,241.9
	Restricted cash included in Other current assets	7.6	17.3
	Cash and cash equivalents included in Current assets held for sale	144.9	139.1
	Cash, cash equivalents and restricted cash	$294.8	$1,398.3

1	Working capital is comprised of accounts receivable, inventory, accounts payable and deferred revenue.
2	Free cash flow is defined as cash flow from operations less capital and software expenditures. Management considers free cash flow an important measure of its liquidity, as well as its ability to fund future growth and to provide a return to the shareowners, and is useful information for investors. Free cash flow does not include deductions for mandatory debt service, other borrowing activity, discretionary dividends on the Company’s common and preferred stock and business acquisitions, among other items.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
BUSINESS SEGMENT INFORMATION
(Unaudited, Millions of Dollars)

		FOURTH QUARTER		YEAR-TO-DATE
		2021	2020	2021	2020
	NET SALES
	Tools & Storage	$3,372.1	$3,257.6	$12,817.4	$10,329.7
	Industrial	609.7	657.9	2,463.1	2,352.7
	Segment Net Sales	3,981.8	3,915.5	15,280.5	12,682.4
	Corporate Overhead & Other[1]	86.5	87.2	336.7	375.3
	Total	$4,068.3	$4,002.7	$15,617.2	$13,057.7
	SEGMENT PROFIT
	Tools & Storage	$235.2	$657.4	$1,985.4	$1,820.3
	Industrial	53.7	87.5	256.6	220.6
	Segment Profit	288.9	744.9	2,242.0	2,040.9
	Corporate Overhead & Other[1]	(83.2)	(88.1)	(288.2)	(264.0)
	Total	$205.7	$656.8	$1,953.8	$1,776.9
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	7.0%	20.2%	15.5%	17.6%
	Industrial	8.8%	13.3%	10.4%	9.4%
	Segment Profit	7.3%	19.0%	14.7%	16.1%

1	Corporate Overhead and Other includes the results of the commercial electronic security business in five countries in Europe and emerging markets through its disposition in the fourth quarter of 2020 and the Mechanical Access Solutions business for all periods presented. Amounts above exclude the results of the Company's remaining commercial electronic security and healthcare security business lines which are reported as discontinued operations for all periods presented.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		FOURTH QUARTER 2021
		GAAP	Acquisition- Related Charges & Other[1]	Non-GAAP[3]
	Gross profit	$1,152.5	$28.2	$1,180.7
	% of Net Sales	28.3%		29.0%
	Selling, general and administrative	946.8	(132.2)	814.6
	% of Net Sales	23.3%		20.0%
	Operating profit	205.7	160.4	366.1
	% of Net Sales	5.1%		9.0%
	Earnings from continuing operations before income taxes and equity interest	160.9	105.0	265.9
	Income taxes on continuing operations	(127.6)	43.2	(84.4)
	Share of net earnings of equity method investment	3.0	—	3.0
	Net earnings from continuing operations attributable to common shareowners - Diluted	291.9	61.8	353.7
	Diluted earnings per share of common stock - Continuing operations	$1.77	$0.37	$2.14
	Total diluted earnings per share of common stock	$1.99	$0.44	$2.43

[1]	Acquisition-related charges and other relate primarily to a non-cash fair value adjustment, non-cash inventory step-up charges, deal costs and restructuring, partially offset by a gain on investment.

		FOURTH QUARTER 2020
		GAAP	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Gross profit	$1,404.3	$9.2	$1,413.5
	% of Net Sales	35.1%		35.3%
	Selling, general and administrative	747.5	(19.3)	728.2
	% of Net Sales	18.7%		18.2%
	Operating profit	656.8	28.5	685.3
	% of Net Sales	16.4%		17.1%
	Earnings from continuing operations before income taxes and equity interest	520.2	66.3	586.5
	Income taxes on continuing operations	68.2	13.6	81.8
	Share of net losses of equity method investment	(5.0)	2.9	(2.1)
	Net earnings from continuing operations attributable to common shareowners - Diluted	437.5	55.6	493.1
	Diluted earnings per share of common stock - Continuing operations	$2.68	$0.34	$3.02

[2]	Acquisition-related charges and other relate primarily to the extinguishment of debt, a net loss on the sales of businesses and margin resiliency initiatives, partially offset by a release of a contingent consideration liability relating to the CAM acquisition.
[3]	The non-GAAP 2021 and 2020 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP EARNINGS FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars Except Per Share Amounts)

		YEAR-TO-DATE 2021
		GAAP	Acquisition- Related Charges & Other[1]	Non-GAAP[3]
	Gross profit	$5,194.2	$39.0	$5,233.2
	% of Net Sales	33.3%		33.5%
	Selling, general and administrative	3,240.4	(184.5)	3,055.9
	% of Net Sales	20.7%		19.6%
	Operating profit	1,953.8	223.5	2,177.3
	% of Net Sales	12.5%		13.9%
	Earnings from continuing operations before income taxes and equity interest	1,641.0	194.7	1,835.7
	Income taxes on continuing operations	61.4	64.4	125.8
	Share of net earnings of equity method investment	19.0	11.2	30.2
	Net earnings from continuing operations attributable to common shareowners - Diluted	1,587.4	141.5	1,728.9
	Diluted earnings per share of common stock - Continuing operations	$9.62	$0.86	$10.48
	Total diluted earnings per share of common stock	$10.16	$1.04	$11.20

[1]	Acquisition-related charges and other relate primarily to a non-cash fair value adjustment, functional transformation initiatives, non-cash inventory step-up charges, deal costs, facility-related costs and restructuring, partially offset by a gain on investment.

		YEAR-TO-DATE 2020
		GAAP	Acquisition- Related Charges & Other[2]	Non-GAAP[3]
	Gross profit	$4,405.4	$61.7	$4,467.1
	% of Net Sales	33.7%		34.2%
	Selling, general and administrative	2,628.5	(123.2)	2,505.3
	% of Net Sales	20.1%		19.2%
	Operating profit	1,776.9	184.9	1,961.8
	% of Net Sales	13.6%		15.0%
	Earnings from continuing operations before income taxes and equity interest	1,219.8	325.9	1,545.7
	Income taxes on continuing operations	43.0	192.5	235.5
	Share of net earnings of equity method investment	9.1	9.8	18.9
	Net earnings from continuing operations attributable to common shareowners - Diluted	1,162.6	143.2	1,305.8
	Diluted earnings per share of common stock - Continuing operations	$7.16	$0.88	$8.04

[2]	Acquisition-related charges and other relate primarily to a cost reduction program, charges related to the extinguishment of debt, a net loss on the sales of businesses, inventory step-up charges, deal costs and margin resiliency initiatives, partially offset by a release of a contingent consideration liability relating to the CAM acquisition and a one-time tax benefit related to a supply chain reorganization.
[3]	The non-GAAP 2021 and 2020 information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		FOURTH QUARTER 2021
		GAAP	Acquisition- Related Charges and Other[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Storage	$235.2	$150.8	$386.0
	Industrial	53.7	3.3	57.0
	Segment Profit	288.9	154.1	443.0
	Corporate Overhead & Other[4]	(83.2)	6.3	(76.9)
	Total	$205.7	$160.4	$366.1
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	7.0%		11.4%
	Industrial	8.8%		9.3%
	Segment Profit	7.3%		11.1%

[1]	Acquisition-related charges and other relate primarily to a non-cash fair value adjustment and non-cash inventory step-up charges.

		FOURTH QUARTER 2020
		GAAP	Acquisition- Related Charges and Other[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Storage	$657.4	$9.3	$666.7
	Industrial	87.5	7.7	95.2
	Segment Profit	744.9	17.0	761.9
	Corporate Overhead & Other[4]	(88.1)	11.5	(76.6)
	Total	$656.8	$28.5	$685.3
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	20.2%		20.5%
	Industrial	13.3%		14.5%
	Segment Profit	19.0%		19.5%

[2]	Acquisition-related charges and other relate primarily to integration costs and margin resiliency initiatives.
[3]	The non-GAAP 2021 and 2020 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.
4	Corporate Overhead and Other includes the results of the commercial electronic security business in five countries in Europe and emerging markets through its disposition in the fourth quarter of 2020 and the Mechanical Access Solutions business for all periods presented. Amounts above exclude the results of the Company's remaining commercial electronic security and healthcare security business lines which are reported as discontinued operations for all periods presented.

Exhibit 99.2
STANLEY BLACK & DECKER, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP SEGMENT PROFIT FINANCIAL MEASURES TO CORRESPONDING
NON-GAAP FINANCIAL MEASURES
(Unaudited, Millions of Dollars)

		YEAR-TO-DATE 2021
		GAAP	Acquisition- Related Charges and Other[1]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Storage	$1,985.4	$178.4	$2,163.8
	Industrial	256.6	13.1	269.7
	Segment Profit	2,242.0	191.5	2,433.5
	Corporate Overhead & Other[4]	(288.2)	32.0	(256.2)
	Total	$1,953.8	$223.5	$2,177.3
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	15.5%		16.9%
	Industrial	10.4%		10.9%
	Segment Profit	14.7%		15.9%

[1]	Acquisition-related charges and other relate primarily to a non-cash fair value adjustment, functional transformation initiatives, non-cash inventory step-up charges and facility-related costs.

		YEAR-TO-DATE 2020
		GAAP	Acquisition- Related Charges and Other[2]	Non-GAAP[3]
	SEGMENT PROFIT
	Tools & Storage	$1,820.3	$46.4	$1,866.7
	Industrial	220.6	67.1	287.7
	Segment Profit	2,040.9	113.5	2,154.4
	Corporate Overhead & Other[4]	(264.0)	71.4	(192.6)
	Total	$1,776.9	$184.9	$1,961.8
	Segment Profit as a Percentage of Net Sales
	Tools & Storage	17.6%		18.1%
	Security	9.4%		12.2%
	Segment Profit	16.1%		17.0%

[2]	Acquisition-related charges and other relate primarily to integration costs, a cost reduction program, inventory step-up charges and margin resiliency initiatives.
[3]	The non-GAAP 2021 and 2020 business segment information, as reconciled to GAAP above, is considered relevant to aid analysis and understanding of the Company’s results, business trends and outlook measures aside from the material impact of acquisition-related and other charges and ensures appropriate comparability to operating results of prior periods.
4	Corporate Overhead and Other includes the results of the commercial electronic security business in five countries in Europe and emerging markets through its disposition in the fourth quarter of 2020 and the Mechanical Access Solutions business for all periods presented. Amounts above exclude the results of the Company's remaining commercial electronic security and healthcare security business lines which are reported as discontinued operations for all periods presented.